EX-10.53

                              TERMINATION AGREEMENT

                                 BY AND BETWEEN

                           NU SKIN INTERNATIONAL, INC.

                                       AND

                                NU SKIN USA, INC.

                                  March 8, 1999

                              TERMINATION AGREEMENT

         This Termination Agreement (the "Agreement") is entered into effective as of March 8, 1999 by and between Nu Skin International, Inc., a Utah corporation ("Nu Skin International"), and Nu Skin USA, Inc., a Delaware corporation ("Nu Skin USA"). Nu Skin International and Nu Skin USA are referred to herein, collectively, as the "Parties" and, individually, as a "Party."

                                    RECITALS

         A. WHEREAS, Nu Skin International previously entered into certain licenses and agreements with Nu Skin USA (which agreements are referred to herein, collectively, as the Terminated Agreements (as that term is defined in Section 1.5 below)), which Terminated Agreements are each identified in Section 1 below;

         B. WHEREAS, the respective parties to each of the Terminated Agreements now desire to terminate each of the Terminated Agreements, as set forth herein and in exchange for the Termination Fee (as that term is defined in Section 2.1 below); and

         C. WHEREAS, in connection with this Agreement and the termination of the Terminated Agreements as set forth in and contemplated by this Agreement, simultaneously with the execution of this Agreement Nu Skin International will pay the Termination Fee to Nu Skin USA in exchange for the termination of the Terminated Agreements, as set forth in and contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Terminated Agreements. The following licenses and agreements have previously been entered into by and between the respective Parties thereto, as indicated below:

         1.1 Sublease Agreement. A Sublease Agreement dated effective as of January 1, 1998 entered into by and between Nu Skin International and Nu Skin USA (the "Sublease Agreement"), a copy of which is attached as Exhibit "A" hereto.

         1.2 Licensing and Sales Agreement. A Licensing and Sales Agreement dated effective as of December 31, 1997 entered into by and between Nu Skin International and Nu Skin USA (the "Licensing and Sales Agreement"), a copy of which is attached as Exhibit "B" hereto.

         1.3 Trademark/Tradename Agreement. A Trademark/Tradename Licensing Agreement dated effective as of December 31, 1997 entered into by and between Nu Skin International and Nu Skin USA (the "Trademark/Tradename Agreement"), a copy of which is attached as Exhibit "C" hereto.

         1.4 Distribution Agreement. A Wholesale Distribution Agreement dated effective as of December 31, 1997 entered into by and between Nu Skin International and Nu Skin USA (the "Distribution Agreement"), a copy of which is attached as Exhibit "D" hereto.

         1.5 The Terminated Agreements; Termination. The Sublease Agreement, the Licensing and Sales Agreement, the Trademark/Tradename Agreement, and the Distribution Agreement are, collectively, referred to herein as the "Terminated Agreements" and, individually, as a "Terminated Agreement." The respective parties to each of the Terminated Agreements hereby terminate each of the Terminated Agreements to which they are a party effective as of the effective date of this Agreement (as first above written), and in so doing agree to cause each of the respective parties to each of the Terminated Agreements to become subject to any and all rights and obligations provided under each of the respective Terminated Agreements upon the termination thereof, if any. The rights and obligations of each of the parties under each Terminated Agreement following the termination thereof shall be governed by the terms of the respective Terminated Agreement as if such Terminated Agreement had been terminated in accordance with its terms. This Agreement shall in no way limit any rights or obligations, if any, that any Terminated Agreement provides or contemplates shall continue following the termination of such Terminated Agreement, except as otherwise expressly set forth herein.

                  1.5.1 Reaffirmation of Existing Agreements. Notwithstanding the provisions of Section 1.5 above, the Parties hereby acknowledge and reaffirm (a) the Tax Sharing and Indemnification Agreement dated December 31, 1997 entered into by and among Nu Skin International, Nu Skin USA, and their respective shareholders, (b) the Assumption of Liabilities and Indemnification Agreement dated effective as of December 31, 1997 entered into by and between Nu Skin International and 252nd Shelf Corporation, a Delaware corporation (now known as "Nu Skin USA, Inc."), and (c) the Employee Benefits Allocation Agreement (undated) entered into by and between Nu Skin International and Nu Skin USA (collectively, the "Existing Agreements"). The Existing Agreements shall remain in full force and effect as originally executed and are not being terminated, modified, or amended in any manner or respect by this Agreement or any of the transactions contemplated hereby.

2.       Termination Fee; Payment of Termination Fee.

         2.1 Termination Fee; Payment of Termination Fee. Upon the execution of this Agreement by each of the Parties, and in exchange for the termination of the Terminated Agreements as set forth in and contemplated by this Agreement, Nu Skin International will pay to Nu Skin USA Ten Million Dollars ($10,000,000)
(the "Termination Fee"). The Termination Fee shall be paid by Nu Skin International on the date this Agreement becomes effective (the "Closing Date") in cash by wire transfer or delivery of other immediately available funds.

                  2.1.1 Tax Consequences. The Parties agree that the Termination
         Fee is income to Nu Skin USA and is amortizable by Nu Skin International. The Parties also agree not to take any position contrary to or inconsistent with the treatment of the Termination Fee as set forth in the immediately preceding sentence.

3. Representations and Warranties of Nu Skin USA. Nu Skin USA represents and warrants to Nu Skin International that the statements contained in this Section 3 are correct and complete as of the Closing Date.

         3.1 Organization. Nu Skin USA is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

         3.2 Authorization of Transaction. Nu Skin USA has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of Nu Skin USA, and, if required, Nu Skin USA's stockholders, have duly authorized the execution, delivery, and performance of this Agreement by Nu Skin USA. This Agreement constitutes the valid and legally binding obligation of Nu Skin USA, enforceable in accordance with its terms and conditions.

         3.3 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Nu Skin USA is subject or any provision of the charter or bylaws of Nu Skin USA or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Nu Skin USA is a party or by which it is bound or to which any of its assets is subject. Nu Skin USA is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

         3.4 Financial Statements. Attached hereto as Exhibit "E" are the following financial statements of Nu Skin USA (collectively the "Financial Statements"): (i) the unaudited balance sheet and statements of income as of and for the fiscal year ended December 31, 1998 (the "Most Recent Fiscal Year End"). The Financial Statements (including the notes thereto) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period covered thereby, present fairly the financial condition of Nu Skin USA as of the Most Recent Fiscal Year End and the results of operations of Nu Skin USA for the fiscal year ended December 31, 1998, are correct and complete, and are consistent with the books and records of Nu Skin USA (which books and records are correct and complete).

4.   Representations   and  Warranties  of  Nu  Skin   International.   Nu  Skin
International represents and warrants to Nu Skin USA that the statements contained in this Section 4 are correct and complete as of the Closing Date.

         4.1  Organization.   Nu  Skin   International  is  a  corporation  duly
organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

         4.2 Authorization of Transaction. Nu Skin International has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of Nu Skin International, and, if required, Nu Skin International's stockholders, have duly authorized the execution, delivery, and performance of this Agreement by Nu Skin International. This Agreement constitutes the valid and legally binding obligation of Nu Skin International, enforceable in accordance with its terms and conditions.

         4.3 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Nu Skin International is subject or any provision of the charter or bylaws of Nu Skin International or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Nu Skin International is a party or by which it is bound or to which any of its assets is subject. Nu Skin International is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

5.       Indemnification.

         5.1 Indemnification Obligation; Indemnification Limitation Agreement. Nu Skin USA hereby agrees to indemnify and hold harmless Nu Skin International and its affiliated (other than Nu Skin USA), shareholders, officers, directors, employees, agents, heirs, representatives, successors, and assigns (collectively, the "Indemnitees") at all times from and after the Closing Date against and in respect of any and all Damages (as that term is defined in Section 5.2 below), subject, however, to the limitations and restrictions set forth in the Indemnification Limitation Agreement (a copy of which is attached hereto as Exhibit "F".).

         5.2 Damages. "Damages" shall include any claims, actions, demands, losses, costs, expenses, liabilities (whether joint or several), penalties, and damages, including counsel fees and expenses, incurred in investigating or in attempting to avoid the same or oppose the imposition thereof resulting to any of the Indemnitees from any of the following: (i) any misrepresentation or breach of any representation or warranty made by Nu Skin USA in or under this Agreement or any other agreement executed in connection with the transactions contemplated hereby; (ii) any breach or default in the performance by Nu Skin USA of any of the covenants to be performed by it under this Agreement or any agreement executed in connection with the transactions contemplated hereby;
(iii) any debts, liabilities, or obligations of Nu Skin USA, whether accrued, absolute, contingent, or otherwise, due or to become due; or (iv) any claim involving any of the Terminated Agreements or any expense that is allowable against or incurred by any Indemnitee because of Nu Skin USA's non-compliance with any provision of any of the Terminated Agreements.

6.       Miscellaneous.

         6.1 Press Releases and Public Announcements. Nu Skin International may issue any press releases or make any public announcements relating to the subject matter of this Agreement after the Closing without the prior written approval of the other Parties. Nu Skin USA shall not issue any press releases or make any public announcements relating to the subject matter of this Agreement without the prior written approval of the other Parties.

         6.2 Entire Agreement. Subject to Section 1.5 above, which provides that the terms of the Terminated Agreements shall govern the rights and obligations of the respective parties thereto following the termination of the Terminated Agreements, this Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, whether written or oral, to the extent they related in any way to the subject matter hereof.

         6.3 Counterparts. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

         6.4 Headings. The Section and subsection headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Utah without giving effect to any choice or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah.

         6.6 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         6.7 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. The word "including" shall mean including without limitation.

         6.8 Incorporation of Recitals and Exhibits. The above Recitals and all Exhibits attached to this Agreement are deemed to be incorporated herein by reference and made a part hereof.

         6.9 Submission to Jurisdiction. Each of the Parties submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake City or Provo, Utah, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding shall be heard and determined only in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

         6.10 Assignment. Except as provided below, no Party may assign (by operation of law, merger, or otherwise), license, sublicense, or otherwise transfer any of its rights or obligations under this Agreement to any other person or entity without obtaining the prior written consent of the other
Parties; provided, however, that either Nu Skin Enterprise or Nu Skin International shall be allowed to assign this Agreement or its rights and obligations hereunder without any prior consent of the other Parties.

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         IN WITNESS WHEREOF, the Parties have caused this Termination Agreement to be duly executed as of the day and year first above written.

                                    NU SKIN INTERNATIONAL, INC.

                                    By:      /s/ Corey B. Lindley
                                    Its      Vice President

                                    NU SKIN USA, INC.

                                    By:      /s/ Steve J. Lund
                                    Its      President

ATTACHED EXHIBITS:

EXHIBIT "A" --  SUBLEASE AGREEMENT
EXHIBIT "B" --  LICENSING AND SALES AGREEMENT
EXHIBIT "C" --  TRADEMARK/TRADENAME AGREEMENT
EXHIBIT "D" --  DISTRIBUTION AGREEMENT
EXHIBIT "E" --  FINANCIAL STATEMENTS
EXHIBIT "F" --  INDEMNIFICATION LIMITATION AGREEMENT

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